                                                                 Exhibit 10.09


                                 LEASE AGREEMENT

      THIS AGREEMENT, made and entered into this first day of January, 1999 between the Raymond G. Guay Revocable Trust its successors and/or assigns, herein after called the LESSOR and Display Arts, hereinafter called the LESSEE.

                                   WITNESSETH

      PREMISES: LESSOR does hereby lease to the LESSEE the premises (hereinafter called "PREMISES") known as "Suite 10016 Emory Place", consisting of approximately 3,700 square feet on the First (1st) floor, of the Office Building (hereinafter called "BUILDING") being located at 16 Emory Place, situated at Knox County in the City of Knoxville, Tennessee, to be occupied and used by the said LESSEE as a commercial use, and for no other purposes described in paragraph No. 6, with the right to use the halls in said building for purposes of ingress and egress, and to use the water closets and apparatus in said building in accordance with the purposes for which they are constructed, and not otherwise.

      The parties hereto further covenant and agree as follows:

      1. A. TERM: This lease is for the term Five (5) years, beginning on the first day of January, 1999 and ending on the last day of December, 2004. The LESSEE, by this agreement, has the option to renew said Lease for three (3) consecutive five (5) year terms but the rental rate shall be re-negotiated each time, taking into consideration any increase in Consumer Price Index. However, the increase shall not be less than eight percent nor greater than sixteen percent.

      B. RENTAL: LESSEE shall and hereby agrees to pay to LESSOR at LESSOR'S office or at such place as LESSOR may from time to time designate in writing an annual rental rate of $22,200 per annum. Such rental to be at the rate of $6.00 per square foot for the first floor, in equal monthly installments of $1,850.00 per month, to be paid without demand, on the first day of each month, in advance. In the event the term of this Lease commences on a day other than the first day of a calendar month, then the base monthly rental for the fractional month of the term hereof shall be proportionately reduced.

      C. SECURITY DEPOSIT: LESSEE has paid a security deposit in the amount of $1,850.00 (one month's rent) which is hereby acknowledged by the LESSOR. If at end of initial term or any renewal term this lease expires the security deposit will be returned to the LESSEE provided that the LESSEE is in compliance with all conditions of this lease.

      2. ASSIGNMENT AND SUB-LETTING: LESSEE shall not assign this lease, nor sub-let said leased PREMISES, or any part thereof, without first obtaining on each occasion the consent of the LESSOR, whose consent shall not be unreasonably withheld; nor use said PREMISES, nor permit the same to be used for any purpose whatsoever, except as above provided.

      3. ALTERATIONS: Any alterations, additions, or improvements other than those provided to be furnished by LESSOR in the BUILDING standards shall be made at the sole expense of the LESSEE. The LESSEE agrees that alterations, additions, or improvements to the PREMISES will not be made without the written consent of the LESSOR which consent shall not be unreasonably

                         Raymond C. Guay Revocable Trust
                              1998 Lease Agreement
                                05/14/98 1:50 PM

LEASE, cont.

with-held and that all alterations, additions or improvements of a permanent nature made by or for the LESSEE, including, but without limitation to, any and all built in subdividing partitions, walls, or railings of whatever type, material or height, but excepting movable furniture trade fixtures, appliances and sound equipment put in use at the expense of the LESSEE shall, when made, be the property of the LESSOR and shall remain upon and be surrendered with the PREMISES as a part thereof at the expiration or earlier termination of this lease. The LESSOR, however, reserves the right to require the LESSEE to remove any paneling, decorations, partitions, wall, railings, floor covering, booths, or office fixtures installed by the LESSEE, by giving not less than thirty (30) days notice of such election to the LESSEE upon termination of lease.

      4. LESSEE'S CARE: LESSEE shall be responsible for janitorial services. The PREMISES shall be cleaned on a regular basis to include vacuuming and dusting office areas at least one time per week. LESSEE shall maintain the interior of the suite in as good condition as when he first occupied the suite, ordinary wear and tear expected. LESSEE shall be responsible for any damages to the PREMISES caused by him, his equipment or his invitees. Damages shall be reported immediately to LESSOR and shall be repaired under the direction of the LESSOR at LESSEE'S expense.

      5. RIGHT OF ENTRY: The agrees that the LESSOR, its agent, janitors, and servants shall have the right to enter the PREMISES at any time (a) to examine the PREMISES; (b) to make alterations and repairs to the PREMISES or to the BUILDING (including the right, during the progress of such alterations or repairs, to keep and store within the PREMISES all necessary materials, tools and equipment) as long as such material, tools and equipment are not obstructing or interfering with LESSEE'S use of the premises; (c) for purpose which the LESSOR may deem necessary for the operation and maintenance of the BUILDING, and that no such entry shall render the LESSOR liable to any claim or cause or action for loss of or damage to property of the LESSEE, by reason thereof, nor in any manner affect the obligations and covenants of this lease, unless such damage is caused by the negligence of the LESSOR, its agents, or employees.

      6. USES AND OCCUPANCY: LESSEE agrees to comply with all laws, ordinances, or regulations applicable to the leased PREMISES that no unlawful use of the PREMISES will be made, that no sign, name legend, notice or advertisement of any kind will be fixed, printed, painted or displayed on any part of the BUILDING except that the logo, name, and business or profession of the LESSEE may be painted with appropriate lettering approved by the LESSOR on the doors or windows to the space leased by the LESSEE. Upon the termination of the lease or any renewal or extension thereof mutually agreed upon by both parties, LESSEE agrees to vacate and surrender possession of the demised PREMISES to the LESSOR in as good condition as the PREMISES were at the commencement of this lease, ordinary wear and tear, loss by fire or other casualty excepted.

      7. INSURANCE AND MAINTENANCE: LESSEE covenants and agrees to maintain the leased PREMISES in a safe and non-negligent manner and agrees to indemnify and save harmless the LESSOR and LESSOR'S agent from any and all fines, judgments, suits, claims, demands, and actions of any kind against LESSOR by reason of any breach of this lease or violation or nonperformance of any laws, regulations, or ordinances by the LESSEE. LESSEE shall protect, indemnify and hold harmless the LESSOR and LESSOR'S agent against all claims by third persons for injuries, whether to person or property, occurring in the leased PREMISES, unless caused by negligence of LESSOR. LESSEE agrees to purchase and maintain insurance in a reputable company


___________ 1998 Lease Agreement                                          Page 2
Building

LEASE, cont.

during the period of this lease providing protection to the LESSOR, LESSOR'S agent, and the undersigned LESSEE in the amounts and against the liabilities as follows:

            1. Public liability in the limits of $300,000 for one person and $300,000 for one accident for injuries sustained by members of the public arising from the LESSEE'S occupancy or use of the PREMISES.

            2. Property damage in the limit of $100,000 for damage to property of others arising out of the LESSEE'S occupancy or use of the PREMISES. Such insurance is to cover also the contractual liability of LESSEE under this section of the lease.

            3. The LESSOR and LESSEE agree to carry fire and extended coverage insurance on their respective property and interest in the demised PREMISES and mutually release each other from any claims for losses or damage which may be covered by the Standard Tennessee Form of Fire and Extended Coverage Insurance. Original policies or certificate of insurance will be filed with the agent for the LESSOR, ten (10) days prior to expiration of policies. Renewal certificates or binders will be delivered to LESSOR'S agent.

      8. DEFAULT: In the event the LESSEE shall not pay the rent within ten (10) days after receiving written notice of such nonpayment from LESSOR, or shall violate or fail to perform any of the covenants, agreements or conditions of this lease, or shall abandon the PREMISES or leave them vacant, or discontinue using PREMISES for purpose provided herein, or shall violate (or fail to comply with) any laws, ordinances or regulations applicable to the use and occupancy of the leased PREMISES, the LESSOR shall have the right, and its option, immediately binding upon LESSEE; and LESSOR, by itself or its agents may re-enter said PREMISES by summary proceedings by force, or otherwise, take possession thereof, and remove all persons and property therefrom, and LESSEE shall not thereby be released from the rent past due, or future due within terms of this contract, or from the payment of damages for the breach of this leases by LESSEE, which damages including reasonable attorney's fee, LESSOR shall have the right to recover. If LESSOR shall rightfully seek to obtain possession of leased PREMISES, and shall be obstructed therein by LESSEE, his agents or assigns, and suit shall result in which suit LESSOR is successful, LESSEE shall pay to the LESSOR a reasonable attorney's fee and costs incurred by LESSOR in prosecuting said suit. LESSOR shall have a lien upon all fixtures and other property of LESSEE found in said PREMISES to secure the payment of rentals, damages, attorney's fees and costs due LESSOR by LESSEE.

      9. ELECTRICITY AND WATER: LESSOR shall supply at his cost electric current for lighting fixtures installed in the leased PREMISES, corridors, toilets and restrooms; provided, however, the LESSOR shall not be responsible for any surges, fluctuations or power failure. LESSOR shall furnish a reasonable amount of hot and cold running water for tenant stated use and purpose, into the lavatories and cold water to the toilets in or the leased PREMISES and shall keep all plumbing in repair. It is specifically agreed that LESSOR undertakes to furnish only a reasonable amount of electric current and water for Tenant stated use and purposes and LESSOR reserves the right to install meters and to make extra rental charges for any consumption which it reasonably deems to be excessive or wasteful for tenant stated use and purpose.


___________ 1998 Lease Agreement                                          Page 3
Building

LEASE, cont.

      10. HEATING AND AIR CONDITIONING: LESSOR shall maintain and operate the heating and air conditioning system for all parts of the BUILDING, except storage space; the heating and air conditioning system shall be operated and maintained during normal hours for which LESSEE'S use and purpose requires. The LESSEE shall operate the efficiency thermostats per instructions. The LESSOR shall not be liable for any failure of such services not due to the gross negligence of the LESSOR.

      11. A. OBJECTIONABLE CONDUCT: If the LESSOR shall reasonably deem the LESSEE or occupants or visitors extremely objectionable, LESSOR may give the LESSEE thirty (30) days notice to correct or negotiate the objection, otherwise the intention to end the term of this agreement, and thereupon, at the end of the said thirty (30) days, the term under this agreement shall expire as fully and completely as if that day were the day herein definitely fixed for the expiration of the term, and the LESSEE will then quit and surrender the leased PREMISES to the LESSOR.

            B. QUIET POSSESSION: LESSOR covenants that LESSEE, upon performing and observing the covenants to be observed and performed by LESSEE under this lease, shall peaceably hold, occupy, and enjoy the PREMISES for the use and purpose as described herein during the term or any renewal term (if exercised) of this lease without interference by LESSOR or by any other person claiming by, through, or under LESSOR, its successors or assigns.

      12. TAKING POSSESSION: LESSEE'S act of taking possession shall be conclusive evidence against LESSEE that the PREMISES were in good order and satisfactory condition to LESSEE.

      13. WAIVER: No waiver by LESSOR at any time of any forfeiture for the breach of covenant by LESSEE shall impair the right of LESSOR to rely upon such forfeiture for any subsequent breach, and acceptance by the LESSOR of a portion or all of rent past due shall not constitute a waiver of the forfeiture or of the breach of any covenant or condition, or of any damages due LESSOR by LESSEE. No waiver of any of the provisions of this lease shall be binding upon LESSOR unless in writing, signed by LESSOR or its authorized agent.

      14. OCCUPANCY AFTER TERMINATION: Should LESSEE occupy said PREMISES after the termination of this lease, or after a forfeiture has been declared by LESSOR, such occupancy shall in no event constitute a renewal of this lease or be from year to year, but shall be a month to month tenancy at the will of LESSOR only, and shall be subject to and in accordance with the terms of this lease.

      15. CONDEMNATION: In the event that all or a portion of the premises shall be condemned for public use, under the right of eminent domain so that the LESSEE'S use is obstructed, then in such event LESSEE may terminate this lease effective as of the date of taking by giving LESSOR written notice not less than thirty (30) days after such date. In the event that LESSEE does not elect to terminate this lease, the rent shall abate upon a fair and equitable basis according to the portion of the premises taken. No award for any total or partial taking shall be apportioned except that amounts awarded directly to LESSEE in a separate award for relocation expenses shall be the property of LESSEE.


___________ 1998 Lease Agreement                                          Page 4
Building

LEASE, cont.

      16. CONDITIONAL LIMITATIONS:

            1. If, before or during the term of this lease or any renewal or extension thereof, the LESSEE shall be adjudged a bankrupt, or of any proceeding under the federal bankruptcy laws shall be filed by or against the LESSEE, then such occurrence shall be deemed a breach of this lease, and, upon the happening of such event, this lease shall, ipso facto, terminate, and the LESSEE shall be liable for all damages sustained by LESSOR as provided by law.

            2. If, before or during the term of this lease or any renewal thereof (a) the LESSEE shall make an assignment for the benefit of creditors or (b) a receiver shall be appointed for the property of the LESSEE by order of a court competent jurisdiction by reason of the insolvency or alleged insolvency of the LESSEE, or (c) any department of the state of federal government, or any officer thereof authorized by order of court, shall take possession of the business or property of the LESSEE by reason of the insolvency or alleged insolvency of the LESSEE, or (d) should execution issue on any judgment and be levied against its interest in said PREMISES under the lease, then upon the happening of any such event, at the option of the LESSOR, this lease may be terminated by the LESSOR by written notice to that effect to the LESSEE, and the LESSOR shall, in addition to any other remedies provided by law in case of default by the LESSEE, be entitled to the damages as provided by law.

      17. OPERATING COST: By reason of the continuing threat of inflation as reflected in the Consumer Price Index (CPI), published by the United States government, the parties agree that the annual rental provided for herein may be increased at time of renewal by reason of direct operating costs of the BUILDING. The increase shall be divided by the total number of square feet in the entire BUILDING and the result applied as an increase of the per square foot rental of the leased PREMISES. Direct operating costs include utilities, taxes, contracted labor, insurance, materials, supplies, garbage fee, service charges and all other maintenance costs. The base period for the determination of increase in operating costs shall be the calendar year in which the LESSEE takes possession under this lease, and providing the LESSEE is a new LESSEE to the PREMISES. The base period for present LESSEES on the PREMISES, who relocate within the PREMISES, will remain the same. However, in no event shall the annual rent for any year of this lease be increased beyond the increase in annual CPI for the preceding calendar year, irrespective of whether the LESSOR'S actual operating costs have increased at a higher rate than the CPI.

      18. BUILDING RULES AND REGULATIONS: The LESSEE has read the rules and regulations hereto annexed and made a part hereof and hereby agrees to abide by and conform to the same and to such further rules and regulations as the LESSOR may from time to time make or adopt for the care, protection and benefit of the BUILDING or the general comfort, welfare and safety of its occupants.

      19. NOTICES: All notices or communications which this instrument requires or permits to be given shall be in writing and shall be mailed or delivered to the respective addresses set forth below and to such address as may be designated in writing by either party.


___________ 1998 Lease Agreement                                          Page 5
Building

LEASE, cont.

      20. MISCELLANEOUS: This lease contains the entire contract between the parties and may be amended only by written agreement signed by LESSOR or LESSEE. This lease shall inure to the benefit of and shall be binding upon LESSOR, LESSEE, and their respective heirs, legatees, legal representatives, successors and assigns, subject to all the terms, conditions and contingencies set forth. This lease shall be governed b the laws of the State of Tennessee. If any provision of this lease be invalid or enforceable by any court of competent jurisdiction, such holding shall not operate to invalidate any other provision hereof.


___________ 1998 Lease Agreement                                          Page 6
Building

LEASE, cont.

                                 LEASE AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement the day and year first above written.


BY /s/ [ILLEGIBLE]                      BY /s/ Raymond G. Guay
   ---------------------------------       -------------------------------------
                LESSEE                                   LESSOR

          DISPLAY ARTS INC.                RAYMOND G. GUAY REVOCABLE TRUST
   ---------------------------------       -------------------------------------

STATE OF TENNESSEE
COUNTY OF_________

      Personally appeared before me, the undersigned Notary Public in and for said County and State, the within named Affiant, ______________________________, with whom I am personally acquainted and who acknowledged that ______________________________ executed within Affidavit for the purposes therein contained.

      Witness my hand and official seal at office in __________________ County, Tennessee, this day of _________________, 19__.


                                        ________________________________________
                                                      Notary Public

My Commission Expires:_______________________________

STATE OF TENNESSEE
COUNTY OF_________

      Personally appeared before me, the undersigned Notary Public in and for said County and State, the within named Affiant, ______________________________, with whom I am personally acquainted and who acknowledged that ______________________________ executed within Affidavit for the purposes therein contained.

      Witness my hand and official seal at office in __________________ County, Tennessee, this day of _________________, 19__.


                                        ________________________________________
                                                      Notary Public

My Commission Expires:_______________________________


___________ 1998 Lease Agreement                                          Page 7
Building

LEASE, cont.

                              RULES AND REGULATIONS

1) The entrances, corridors, passages and stairways shall be under the exclusive control of the LESSOR and shall not be obstructed, or used by the LESSEE for any other purpose than ingress and egress to and from the leased PREMISES.

2) The LESSEE shall not install or operate, any engine, boiler machinery of any kind, except machinery incident to operation of doctor's or dentist's office, nor carry on any mechanical business in said PREMISES, nor place any explosive therein, nor use any kerosene or oils, or burning fluids, in said PREMISES without first obtaining the written consent of the LESSOR.

3) If the LESSEE desires telephonic or telegraphic or electronic connections, the LESSOR will direct the electricians as to where and how the wires are to be introduced, and without such written directions no boring or cutting for wires will be permitted.

4) Subject to LESSEE'S stated use and purpose stated in paragraph No. 6 of this lease, the leased PREMISES shall not be used for the purpose of lodging or sleeping rooms (Except for occasional youth education activities as scheduled and announced to LESSOR one (1) week in advance.), nor in any way to damage the reputation of the BUILDING; and the LESSEE shall not disturb, nor permit the disturbances of, other tenants, by any unseemly noises, nor by any interference whatsoever; and nothing shall be placed or permitted upon the outside window sills, or thrown from the windows of the BUILDING.

5) LESSOR agrees that LESSEE shall be responsible for providing its own cleaning personnel. LESSEE shall not be required to employ employees of the building for such purposes.

6) The LESSOR shall have the right to exclude or eject from the BUILDING animals of every kind, birds, bicycles and all canvassers and other persons who conduct themselves in such a manner as to be, in the reasonable judgment of the LESSOR, an annoyance to the LESSEES or a detriment to the BUILDING.

7) No additional locks shall be placed upon any doors of said PREMISES, without first obtaining the written consent of the LESSOR, and the LESSEE will not permit any duplicate keys to be made (all necessary keys to be furnished by the LESSOR), but if more than two keys for any door are desired, the additional number shall be paid for by the LESSEE. Upon termination of this lease, the LESSEE shall surrender all keys to said PREMISES and of said BUILDING.

8) The LESSEE, before closing and leaving the said PREMISES at any time, shall see that all doors are locked, extinguishing lights and turning off all water outlets. LESSEE agrees to replace all glass broken by LESSEE, his agents or employees during the tenancy in the BUILDING. LESSEE shall not allow water to be wasted by tying or wedging back faucets or otherwise.

9) The LESSOR shall have the right to designate the time when and method whereby freight, furniture, safes, goods, merchandise and other articles may be brought into, moved or taken from the PREMISES leased by the LESSEE; and workmen designated or approved.


___________ 1998 Lease Agreement                                          Page 8
Building

LEASE, cont.

10) LESSEE will not install or cause to be installed special equipment such as air conditioning units, telephone switchboards, ventilating systems or other equipment except with consent of LESSOR, which said consent shall not be unreasonably withheld, and in a manner specified by LESSOR. In any event LESSEE will be responsible for restoring the PREMISES to its same condition as the premises were at the commencement of this lease, ordinary wear and tear, loss by fire or the causality excepted upon termination of the lease, and upon the removal of the special equipment if such removal is permitted by LESSOR.

11) The LESSOR shall have the right to prohibit the installation or operation of vending machines of any kind in the leased PREMISES without written consent of LESSOR.

12) The LESSEE will reimburse the LESSOR for the cost of repairing any damage to the leased PREMISES or other parts of the BUILDING caused by the LESSEE or the agents or employees of the LESSEE.

13) The LESSEE shall not install in the leased PREMISES any metal safes or permit any concentration of excessive weight in any portion thereof without first having obtained the written permission of the LESSOR.

14) The LESSOR reserves the right at all times to exclude loiterers, vendors, solicitors and peddlers from the BUILDING, and to require registration, satisfactory identification and credentials from all persons seeking access to any part of the BUILDING outside of ordinary business hours. The LESSOR will exercise its best judgment in the execution of such control but shall not be held liable for the granting of refusal of such access.

15) LESSEE agrees to cooperate and abide by any emergency evacuation of the BUILDING, if and when necessary.

16)   Chair mats are required under all office chairs.

17) In the event rent is not paid within twenty (20) days after due date, LESSEE agrees to pay a late charge of five per cent (5%) plus interest at twelve (12%) per annum on the delinquent amount. LESSEE agrees to pay twenty dollars ($20.00) for each dishonored bank check.

18) LESSOR reserves the right to make such rules and regulations as in its judgment may be for the safety, care and cleanliness of the PREMISES and for the preservation of good order therein, LESSEE agrees to abide by all such rules and regulations herein above stated and any additional rules and regulations which are adopted upon notice to the LESSEE.


___________ 1998 Lease Agreement                                          Page 9
Building

                                                               $5550 [ILLEGIBLE]
                                                                     prepay till
                                                                          3/1/99

6/16/98

FACT SHEET:

Premises:   Suite 100 - First Floor entrance on Emory Place.

Address:    16 Emory Place, Knoxville, TN 37917.

Space:      3,700 sq. ft. Floor Plan as per Drawing 1, Existing Conditions.

Term: Lease for 5 years with option to renew for 3 consecutive 5 year terms but rates will be renegotiated.

Rental: $22,200.00 per year which is: $6.00 per sq. ft. payable at $1850.00 per month.

o This rental will include normal amounts of Electricity, Water, Heating and Air Conditioning, Building Taxes and Insurance.

o The above noted is for the rental of the space as-is (no furnishings included). Any changes, remodeling, etc. shall be negotiated prior to Lease. However, cost could be included in Lease.

o     Purchase of existing telephone (Executone System) is also possible.

o     Basement storage space also available, at $1.00 per sq.ft.

can Lease space to "Creative" professions